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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                   PDT, INC
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               (Name of Registrant as Specified in Its Charter)

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                   (Name of Person(s) Filing Proxy Statement


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit  price  or other  underlying  value  of  transaction  computed pursuant to Exchange Act Rule 0-11:

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (4) Date filed:

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PRELIMINARY COPIES



                         NOTICE OF CONSENT SOLICITATION
                                    PDT, INC.
                              7408 Hollister Avenue
                         Santa Barbara, California 93117









To the Stockholders:

     The Board of Directors of PDT, Inc. (the "Company") has approved the change in the Company's name from "PDT, Inc." to "Miravant Medical Technologies," subject to stockholder approval of an amendment to the Company's Certificate of Incorporation to effect such change. The Board of Directors is soliciting such stockholder approval through written consent in accordance with Section 228 of the Delaware General Corporation Law. The consent solicited is for the following specific purpose:

     To  approve  a  proposed   amendment  to  the  Company's   Certificate   of
     Incorporation   to  change  the   Company's   name  to   Miravant   Medical
     Technologies.

     Holders of the Company's Common Stock, par value $.01 per share, at the close of business on July 24, 1997, the record date fixed by the Board of Directors, are entitled to give or withhold consent to the proposal. The Company's Board of Directors urges that all stockholders of record exercise their right to vote. There will be no meeting of stockholders; the only method for stockholders to vote on the proposal is through written consent on the enclosed consent form, as more fully described in the accompanying Consent Statement.

     THE PERIOD FOR SOLICITATION FOR CONSENTS WILL TERMINATE AT 5:00 P.M. PACIFIC TIME, ON SEPTEMBER 12, 1997, UNLESS EXTENDED BY THE BOARD. ACCORDINGLY PLEASE SPECIFY YOUR VOTE ON THE ACCOMPANYING CONSENT FORM AND SIGN, DATE AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE ENCLOSED SELF-ADDRESSED, POSTAGE-PAID ENVELOPE.

     Your prompt response will be appreciated.



                              By Order of the Board of Directors



                              /s/ Joseph E. Nida
                              ------------------
                              Joseph E. Nida,
                              Secretary



Santa Barbara, California
August __, 1997


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PRELIMINARY COPIES


                                CONSENT STATEMENT

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                          RELATING TO CORPORATE ACTION
                         TO BE TAKEN BY WRITTEN CONSENT
                       IN LIEU OF MEETING OF STOCKHOLDERS
              EFFECTIVE AS OF OR PROMPTLY AFTER SEPTEMBER 15, 1997


                                  INTRODUCTION

The accompanying consent is solicited by the Board of Directors (the "Board") of PDT, Inc. (the "Company") and is being furnished in connection with corporate action proposed to be taken by written consent, without a meeting, effective as of September 15, 1997 or promptly thereafter, by holders of a majority of the outstanding Common Stock, $.01 per share, of the Company ( the "Common Stock") entitled to vote thereon. No meeting of stockholders will be held, nor is one being called. The matter to be acted upon by written consent is a proposal to amend the Company's Certificate of Incorporation to change the name of the Company to "Miravant Medical Technologies." This Consent Statement and the enclosed form of consent are being sent to stockholders on or about August 25, 1997.

     The period for solicitation for consents will terminate at 5:00 p.m., Pacific time, on September 12, 1997, unless extended by the Board. Any stockholder giving a consent may revoke it at any time prior to the termination of the solicitation period by giving notice of such revocation in writing to the Secretary of the Company at the Company's executive offices or by subsequently executing and delivering a later dated consent to the Company's executive offices at 7408 Hollister Avenue, Santa Barbara, California 93117, Attention:
Secretary.

     The Board of the Company believes that approval of the proposal to change the Company's name to Miravant Medical Technologies is in the best interests of the Company and its stockholders and unanimously recommends that the stockholders approve the proposal.

Record Date and Voting

     The Board has fixed the close of business on July 24, 1997 as the record date for the determination of stockholders entitled to receive notice of and to give or withhold consent to the proposal described above. On that date, there were 12,466,140 shares of Common Stock issued and outstanding. The proposal to be acted upon as described above requires the affirmative vote of a majority of the outstanding shares of Common Stock as of the record date. Each share of Common Stock is entitled to cast one vote per share on the proposal.

     Shares with respect to which duly executed and unrevoked consents in the enclosed form have been received by the Board prior to the termination of the solicitation period will be deemed to have been voted on the proposal in accordance with the specifications made therein by the stockholders. If no specification is made, shares with respect to which duly executed and unrevoked consents in the enclosed form have been received by the Board will be voted FOR the proposal.

     The Company has been advised that its officers and directors who currently exercise voting power over an aggregate of approximately 4,057,833 shares, or approximately 32.6% of the Common Stock, intend to vote in favor of the proposal. Accordingly, the Company anticipates that the proposed amendment to the Company's Certificate of Incorporation will be authorized by written consent without a meeting in accordance with Section 228 of the Delaware General Corporation Law (see "Voting Securities and Principal Holders Thereof"). The Company will notify its stockholders by filing a Current Report on Form 8-K with the Securities and Exchange Commission when the proposal becomes effective.

     Consents are being solicited by the Board by mail, and certain directors, officers and regular employees of the Company may also solicit consents by telephone, facsimile or personal interview. Such persons will receive no additional compensation for performing such services. The cost of preparing, assembling and mailing the consent materials will be borne by the Company.

     The stockholders of the Company have no dissenters' or appraisal rights in connection with the proposal.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The following table sets forth, as of July 24, 1997, certain information concerning beneficial ownership of the Company's Common Stock: (i) each person known to the Company to own 5% or more of the Company's Common Stock, (ii) each director of the Company and (iii) all directors and officers of the Company as a group. Unless otherwise indicated in the footnotes following the table, the persons as to whom the information is given have sole voting and investment power over the shares shown as beneficially owned, subject to community property laws where applicable.

                                   Amount and Nature of
Name and Address (1)               Beneficial Ownership(2)  Percent of Class(2)
-------------------                -----------------------  ------------------
Daniel R. Doiron                       1,641,336 (3)               13.0  %
Gary S. Kledzik                        1,388,813 (4)               10.7  %
Donald K. McGhan                       1,316,420 (5)               10.5  %
Paul F. Glenn                            827,160                    6.6  %
Pharmacia & Upjohn, Inc.                 787,502 (6)                6.3  %
Michael D. Farney                        472,500 (7)                3.8  %
David E. Mai                             195,313 (8)                1.5  %
John M.Philpott                           15,625 (9)                 *
Charles T. Foscue                         36,390 (10)                *
Raul E. Perez                             37,500 (11)                *
Directors and officers as a group
  (8 persons)                          5,103,897 (12)              37.8  %
--------------------------
*    Less than 1%.

(1) The address for each above-listed individual is c/o PDT, Inc., 7408 Hollister Avenue, Santa Barbara, California 93117.

(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable within 60 days following the record date are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated in the footnotes to this table, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite such stockholder's name.

(3) Includes 165,313 shares issuable upon exercise of options exercisable within 60 days.

(4) Includes 560,313 shares issuable upon exercise of options exercisable within 60 days.

(5) Includes 27,000 shares issuable upon exercise of options exercisable within 60 days.

(6) Includes 62,501 shares issuable upon exercise of options exercisable within 60 days.

(7) Includes 37,500 shares issuable upon exercise of options exercisable within 60 days.

(8) Includes 195,313 shares issuable upon exercise of options exercisable within 60 days.

(9) Includes 15,625 shares issuable upon exercise of options exercisable within 60 days.

(10 Includes 7,500 shares issuable upon exercise of options exercisable within 60 days.

(11) Includes 37,500 shares issuable upon exercise of options exercisable within 60 days.

(12) Includes 1,046,064 shares issuable upon exercise of options exercisable within 60 days.




                        APPROVAL OF AMENDMENT TO RESTATED
                         CERTIFICATE OF INCORPORATION TO
                         CHANGE THE NAME OF THE COMPANY

     The Board has unanimously approved and adopted a resolution amending Article FIRST of the Company's Certificate of Incorporation to change the name of the Company to "Miravant Medical Technologies" (the "Name Change Amendment"). Article FIRST of the Company's Certificate of Incorporation, as amended by the Name Change Amendment, is attached hereto as Annex I.

     The Board recommends to the stockholders that the Company's Certificate of Incorporation be amended to change the name of the Company to "Miravant Medical Technologies" and has directed that the Name Change Amendment be submitted for stockholder approval. The Board believes that the name "Miravant Medical Technologies" more distinctly identifies the Company and will be more recognizable by the Company's partners, intended customers and the general public.

Effect of the Change of Name

     The change of the corporate name will not in any way affect the validity or transferability of stock certificates currently outstanding, and stockholders will not be required to exchange outstanding stock certificates for new certificates. The name change will also not affect the capital structure of the Company, the rights or obligations of the Company with respect to its existing contractual obligations, or third parties' obligations with respect to the Company. Similarly, it will not impact the Company's ability to use its current tradename and trademarks.

     Upon adoption of this proposal pursuant to the consent, the Board will authorize the officers of the Company to file the Name Change Amendment with the Delaware Secretary of State. In addition, notification of the name change will be filed with the Securities and Exchange Commission. The Company has currently requested a new Nasdaq trading symbol, which will be used upon the effectiveness of the name change, and has reserved the symbol, "MRVT."

Vote Required for Approval

     The affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote on the proposal will be required for approval of the proposal of the Name Change Amendment. It is expected that this proposal will be authorized by the solicitation of consents.



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PRELIMINARY COPIES



                                     ANNEX I

                FORM OF AMENDMENT TO CERTIFICATE OF INCORPORATION


The Name Change Amendment:

         Article FIRST of the Certificate of Incorporation of this Corporation is amended and restated to read in its entirety as follows:

         FIRST:  The name of the Corporation is Miravant Medical Technologies.







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PRELIMINARY COPIES


THIS CONSENT IS SOLICITED ON BEHALF                  Please mark
OF THE BOARD OF DIRECTORS IN CONNECTION              your vote      /X/
WITH THE SOLICITATION OF WRITTEN CONSENTS            like this
OF STOCKHOLDERS OF PDT, INC.

The Board of Directors recommends a vote FOR the Proposal.

Proposal: Approval of the amendment of Article FIRST the Company's  Certificate
          of   Incorporation   to  change  the   Company's   name  to  "Miravant
          Medical Technologies."

          /  / FOR        /  / AGAINST          /  / ABSTAIN



IF YOU DO NOT SPECIFY A CHOICE WITH RESPECT TO THE PROPOSAL, THE SHARES REPRESENTED BY YOUR CONSENT WILL BE VOTED FOR THE PROPOSAL.


                  Please mark, date and sign as your name appears to the left and return in the enclosed envelope. If acting as executor, administrator, trustee or guardian, state your full title and authority when signing. If the signer is a corporation, please sign the full corporate name, by duly authorized officer. If shares are held jointly, each stockholder named should sign.


                    Dated___________________________________

                    Signature(s)____________________________